UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025 (May 8, 2025)

CRH public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason's Way, Rathfarnham, Dublin 16, D16 KH51, Ireland
(Address of principal executive offices)
+353 1 404 1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
5.200% Guaranteed Notes due 2029	CRH/29	New York Stock Exchange
5.125% Guaranteed Notes due 2030	CRH/30	New York Stock Exchange
6.400% Notes due 2033	CRH/33A	New York Stock Exchange
5.400% Guaranteed Notes due 2034	CRH/34	New York Stock Exchange
5.500% Guaranteed Notes due 2035	CRH/35	New York Stock Exchange
5.875% Guaranteed Notes due 2055	CRH/55	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 3.03    Material Modification to Rights of Security Holders.

The 2025 Annual General Meeting of Shareholders (the ‘2025 AGM’) of CRH public limited company (the ‘Company’) was held on May 8, 2025. The rights of shareholders of the Company are governed by its Memorandum and Articles of Association (the ‘Articles’) and the Irish Companies Act 2014. At the 2025 AGM, the Company’s shareholders considered and approved, among other things, certain amendments to the Company’s Articles (see Proposals 10, 11 and 12 in Item 5.07 below). The amendments to the Company’s Articles are effective from May 8, 2025.

A description of the amendments to the Articles is set forth in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on March 28, 2025 (the ‘Proxy Statement’), under the sections titled “Proposal 10: Approval of Certain Amendments to the Articles of CRH plc with respect to Advance Notice Provisions and Information and Procedural Requirements for Shareholder Proposals, including Nominations of Directors,” “Proposal 11: Approval of Certain Amendments to the Articles of CRH plc to (a) Provide for a Plurality Voting Standard in the Event of Contested Director Elections; and (b) Grant the Board of Directors Sole Authority to Determine its Size and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election,” and “Proposal 12: Approval of Certain Amendments to the Articles of CRH plc to Provide that the Limit on Directors’ Fees should be determined by the Board of Directors and to Make Certain Administrative Amendments,” respectively, and is incorporated by reference into this Item 3.03.

The foregoing description, and the descriptions in the Proxy Statement, do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles as amended and restated, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 AGM, the Company’s shareholders voted to approve the CRH plc Equity Incentive Plan (the ‘Equity Incentive Plan’), which had previously been approved by the Board of Directors of the Company (the ‘Board’). A description of the material terms of the Equity Incentive Plan are included in the Proxy Statement under the section titled “Proposal 4: Approval of the CRH plc Equity Incentive Plan,” and is incorporated herein by reference. As further described in the Proxy Statement, the Equity Incentive Plan will replace the Company’s 2014 Performance Share Plan, and all other Board-approved discretionary share plans in operation (other than the Company’s Savings-related Share Option and the Share Participation

Schemes) and no further awards will be granted under these plans. An aggregate of 15 million of the Company’s ordinary shares has been reserved for issuance under the Equity Incentive Plan.

The foregoing description, and the description of the material terms contained in the Proxy Statement, do not purport to be complete and are qualified in their entirety by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Copies of the forms of award agreement, which will be used in connection with awards of restricted share units, awards of performance share units and awards of restricted share units to non-management Directors made under the Equity Incentive Plan, are attached as Exhibits 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2025 AGM on May 8, 2025. There were 677,867,916 ordinary shares eligible to be voted at the 2025 AGM. 527,199,858 ordinary shares were represented in person or by proxy, which constituted a quorum. Shareholders approved Proposals 1(a) through 1(l), 4, 5(b), 6, 7, 8, 9, 10, 11(a), 11(b) and 12, respectively. In addition, the shareholders approved, on an advisory basis, (i) Proposals 2 and 5(a) and (ii) the option of holding a “Say-on-Pay” vote every year under Proposal 3.

The final voting results for each matter are as follows:

Proposals 1(a)-(l). By separate resolutions, to re-elect each of the 12 Director nominees:

	Nominees	For	Against	Abstain	Broker Non-Votes
(a)	Richie Boucher	474,966,274	27,065,642	1,545,761	23,620,767
(b)	Caroline Dowling	499,581,539	2,448,754	1,544,104	23,620,767
(c)	Richard Fearon	484,399,570	17,632,872	1,545,235	23,620,767
(d)	Johan Karlström	497,038,895	4,994,061	1,546,135	23,620,767
(e)	Shaun Kelly	499,573,195	2,441,437	1,559,054	23,620,767
(f)	Badar Khan	499,663,050	2,361,508	1,547,780	23,620,767
(g)	Lamar McKay	488,686,002	13,339,477	1,538,795	23,620,767
(h)	Jim Mintern	501,900,102	105,581	1,566,655	23,620,767
(i)	Gillian L. Platt	495,415,998	6,600,736	1,554,893	23,620,767
(j)	Mary K. Rhinehart	494,816,519	7,218,199	1,538,968	23,620,767
(k)	Siobhán Talbot	499,221,671	2,809,804	1,543,863	23,620,767
(l)	Christina Verchere	501,616,955	406,713	1,545,071	23,620,767

Proposal 2. To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers for 2024 (“Say-on-Pay”):

For	Against	Abstain	Broker Non-Vote
474,768,241	27,235,035	1,543,088	23,620,767

Proposal 3. To approve, on an advisory basis, the frequency of future “Say-on-Pay” votes:

Annually	Every 2 Years	Every 3 Years	Abstain	Broker Non-Vote
499,105,127	154,673	2,782,436	1,506,867	23,620,767

Proposal 4. To approve the CRH plc Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
483,930,381	18,075,734	1,565,833	23,620,767

Proposal 5(a) - (b). By separate resolutions: (a) to ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP (‘Deloitte U.S.’) as the independent registered public accounting firm of the Company for fiscal 2025; and (b) to authorize, in a binding vote, the Board to fix the compensation of Deloitte U.S., Deloitte Ireland LLP and other Deloitte affiliates:

	For	Against	Abstain	Broker Non-Vote
(a)	516,221,500	8,797,864	2,113,369	0
(b)	525,331,715	289,826	1,518,545	0

Proposal 6. To renew the annual authority of the Board to issue ordinary shares of the Company:

For	Against	Abstain	Broker Non-Vote
509,873,651	15,694,445	1,571,990	0

Proposal 7. To renew the annual authority of the Board to issue ordinary shares of the Company for cash without first offering shares to existing shareholders:

For	Against	Abstain	Broker Non-Vote
453,407,879	72,126,446	1,598,408	0

Proposal 8. To renew the annual authority of the Board to make market purchases and overseas market purchases of ordinary shares of the Company:

For	Against	Abstain	Broker Non-Vote
524,339,184	589,209	2,205,992	0

Proposal 9. To determine the price range at which the Company can re-issue ordinary shares of the Company that it holds as treasury shares:

For	Against	Abstain	Broker Non-Vote
520,965,850	3,942,322	2,226,213	0

Proposal 10. To amend the Company’s Articles to clarify the advance notice requirements for Director nominations and other shareholder proposals:

For	Against	Abstain	Broker Non-Vote
501,181,090	791,102	1,541,426	23,620,767

Proposal 11(a) - (b). By separate resolutions, to amend the Company’s Articles to: (a) provide for a plurality voting standard in the event of contested Director elections; and (b) grant the Board sole authority to determine its size and to ensure re-election of at least the minimum number of Directors required:

	For	Against	Abstain	Broker Non-Vote
(a)	501,352,634	626,106	1,533,226	23,620,767
(b)	498,756,359	3,224,304	1,531,303	23,620,767

Proposal 12. To amend the Company’s Articles to provide the Board with the ability to determine the fees payable to the non-management Directors and make certain administrative amendments:

For	Against	Abstain	Broker Non-Vote
496,875,173	5,115,352	1,528,105	23,620,767

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Memorandum and Articles of Association of CRH public limited company, dated May 8, 2025
10.1*	CRH plc Equity Incentive Plan, dated May 8, 2025
10.2*	Form of Restricted Share Unit Award Agreement
10.3*	Form of Performance Share Unit Award Agreement
10.4*	Form of Restricted Share Unit Award Agreement (Non-Management Director)
104	Cover Page Interactive Data File (formatted in Inline XBRL)

*	Management compensation plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 9, 2025

CRH public limited company

/s/ Neil Colgan
By:	Neil Colgan
Company Secretary